                                                                    EXHIBIT 99.2


BANC ONE CREDIT CARD MASTER TRUST  -  SUMMARY  REPORT
Series     1995-B

Distribution Date of:                                              15-Sep-00
Determined as of:                                                  11-Sep-00
For the Monthly Period Ending:                                     31-Aug-00
Days in Interest Period (30/360)                                          30
Days in Interest Period (Actual/360)                                      31

                                                                   Beginning                   Ending                   Change
                                                                   ---------                   ------                   ------
Pool Balance (Principal)                                    3,912,261,002.48         3,863,883,216.64           (48,377,785.84)
Excess Funding Account                                                  0.00                     0.00                     0.00

Invested Amount                                               380,000,000.00            22,800,000.00          (357,200,000.00)
Class A Invested Amount                                       357,200,000.00                     0.00          (357,200,000.00)
Class B Invested Amount                                        22,800,000.00            22,800,000.00                     0.00

Principal Funding Account                                     297,666,666.67                     0.00          (297,666,666.67)

Adjusted Invested Amount                                       82,333,333.33            22,800,000.00           (59,533,333.33)
Class A Adjusted Invested Amount                               59,533,333.33                     0.00           (59,533,333.33)
Class B Adjusted Invested Amount                               22,800,000.00            22,800,000.00                     0.00
Enhancement Invested Amount                                             0.00                     0.00                     0.00

Reserve Account                                                 1,900,000.00             1,900,000.00                     0.00

Available Cash Collateral Amount                               11,210,000.00             7,600,000.00            (3,610,000.00)
Available Shared Collateral Amount                              7,410,000.00             3,800,000.00            (3,610,000.00)
Spread Account                                                 11,210,000.00             7,600,000.00            (3,610,000.00)

Servicing Base Amount                                          82,333,333.33            22,800,000.00           (59,533,333.33)

Allocation Percentages
----------------------
Floating Allocation Pct                                                3.63%
Principal Allocation Pct                                               9.71%
Class A Floating Pct                                                  83.93%
Class B Floating Pct                                                  16.07%
Class A Principal Pct                                                 94.00%
Class B Principal Pct                                                  6.00%



                                                                    Series
Allocations                                Trust                    1995-B                  Class A                   Class B
-----------                       ------------------------------------------------------------------------------------------------
Principal Collections                 462,597,586.13            44,932,350.53            42,236,409.50             2,695,941.03

Finance Charge Collections             75,612,948.23             2,741,881.72             2,301,222.16               440,659.56
PFA Investment Proceeds                           NA             1,520,301.29             1,520,301.29                     0.00
Reserve Account Draw                              NA                42,448.71                42,448.71                     0.00
                                                                    ---------                ---------                     ----
Available Funds                                                  4,304,631.72             3,863,972.16               440,659.56

Monthly Investor Obligations
----------------------------
Servicer Interchange                                               352,695.17               296,012.02                56,683.15
Monthly Interest                                                 1,997,850.00             1,875,300.00               122,550.00
Monthly Servicing Fee                                               17,152.78                14,396.08                 2,756.70
Defaulted Amounts                      21,277,400.90               771,562.52               647,561.40               124,001.12
                                                                   ----------               ----------               ----------
                                                                 3,139,260.46             2,833,269.50               305,990.97

Excess Spread                                                    1,289,372.37             1,030,702.66               258,669.71
Required Amount                                                          0.00                     0.00                     0.00

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                               0.00
Risk-Free Fee                                                                                 3,088.98
Interest on CCA Draw or Difference between Loan Interest and Deposit Interest                     0.00
                                                                                                  ----
Monthly Cash Collateral Fee                                                                   3,088.98

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
Cash Collateral Account  (continued)
------------------------------------
Quarterly Excess Spread Percentage                                                                                    8.27%
Principal Payment Rate Calculation                                                                                   11.45%
Calculated Current Month's Spread Account Cap                                                                           N/A
Spread Account Cap Adjustment                                                                                         0.00%
Applicable Spread Account Cap Percentage                                                                                N/A
Beginning Cash Collateral Amount                                                                              11,210,000.00
Required Cash Collateral Amount                                                                                7,600,000.00
Cash Collateral Account Draw                                                                                           0.00
Cash Collateral Account Surplus                                                                                3,610,000.00
Beginning Spread Account Balance                                                                              11,210,000.00
Required Spread Account Amount                                                                                 7,600,000.00
Required Spread Account Draw                                                                                           0.00
Required Spread Account Deposit                                                                                        0.00
Spread Account Surplus                                                                                         3,610,000.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                                                                     6
Controlled Accumulation Amount                                                                                59,533,333.33
Required PFA Balance                                                                                         357,200,000.00
Beginning PFA Balance                                                                                        297,666,666.67
Controlled Deposit Amount                                                                                     59,533,333.33
Available Investor Principal Collections                                                                      45,703,913.05
Principal Shortfall                                                                                           13,829,420.29
Shared Principal to Other Series                                                                                       0.00
Shared Principal from Other Series                                                                            13,829,420.29
Class A Monthly Principal                                                                                     59,533,333.33
Class B Monthly Principal                                                                                              0.00
Monthly Principal                                                                                             59,533,333.33
PFA Deposit                                                                                                   59,533,333.33
PFA Withdrawal                                                                                               357,200,000.00
Ending PFA Balance                                                                                                     0.00
Principal to Investors                                                                                       357,200,000.00
Ending Class A Invested Amount                                                                                         0.00
Ending Class B Invested Amount                                                                                22,800,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                                                10.71%
Revolving Investor Interest                                                                                  630,000,000.00
Class A Invested Amount                                                                                      357,200,000.00
Available Principal                                                                                           67,452,497.06
Class A Accumulation Period Length                                                                                        6

Reserve Account
---------------
Available Reserve Account Amount                                                                               1,900,000.00
Covered Amount                                                                                                 1,562,750.00
Reserve Draw Amount                                                                                               42,448.71
Portfolio Yield                                                                                                      11.19%
Reserve Account Factor                                                                                               50.00%
Portfolio Adjusted Yield                                                                                              5.49%
Reserve Account Funding Period Length                                                                                     3
Reserve Account Funding Date                                                                                      15-Jan-00
Weighted Average Coupon                                                                                               6.31%
Required Reserve Account Amount                                                                                1,900,000.00
Reserve Account Surplus                                                                                                0.00
Required Reserve Account Deposit                                                                                  31,852.08
Portfolio Yield - 3 month average                                                                                    12.64%
Base Rate - 3 month average                                                                                           7.06%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                                                     5.59%

*Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation Percentage is based on the Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.